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Abstract 2756 ASH Dec. 10 – 13, 2022 BMF-500: An Orally Bioavailable Covalent Inhibitor of FLT3 with High Selectivity and Potent Antileukemic Activity in FLT3-Mutated AML Brian Law, BS1, Tripta Rughwani, MS1, Tenley Archer PhD1, Lekha Kumar, MS1, Daniel Lu, MS1, Priyanka Somanath, PhD1, Yan Ma, PhD1, Xiaodong Wang, MS*1, David Sperandio, PhD1, Steve Morris, MD1, Thorsten Kirschberg, PhD1, Mini Balakrishnan, PhD1 and Thomas Butler, MSc MBA1 1Biomea, Fusion, Inc. Redwood City, CA Introduction Potent and Durable Target Inhibition Leading to Effective Cell Killing Fms-like tyrosine kinase 3 (FLT3), a member of the receptor tyrosine kinase Figure 2. family, is overexpressed on AML blasts and widely expressed in hematopoietic A. Protein Modification of FLT3 B. Target Inhibition C. Compound Pulse-Chase Study progenitor cells (Carow et al., 1996). Read cell viability on Day Activating mutations of FLT3 are the most frequent genetic alterations in AML MV-4-11 cells Wash 4 by CTG leading to FLT3 ligand-independent signaling and cellular proliferation, which exposed to out compound kDa DMSO 3nM 50nM 3nM DMSO 3nM 50nM 3nM compound or after 3 hours account for approximately 30% of newly diagnosed adult AML patients and are vehicle control Measure target 160 - inhibition by p-FLT3 associated with poor prognosis (Papaemmanuil et al., 2016). Western blot 130 - 160 - t-FLT3 Although, several FLT3 inhibitors have entered clinical trials and reached 4 Day Cell Viability Assay 130 - commercialization; however, phospho-FLT3 target duration coverage, adverse 120 44 - p-ERK events and dose-limiting toxicities often restrict the therapeutic window and 100 No washout 98 98 96 42 -limit their long-term use and efficacy (Kennedy VE & Smith CC, 2020). Washout at 3 hrs 67 44 - Figure 2. A) Protein Modification of FLT3. LC/MS protein modification assay using recombinant 80 t-ERK 55 42 - FLT3 protein in the presence of BMF-500. B) Target Inhibition. MV-4-11 cells treated for 1 hr with Killing 32 BMF-500 is a novel orally bioavailable, highly potent and selective covalent serial dilutions of BMF-500 (right), Gilteritinib (left) or vehicle control were lysed and the impact on 60 90 - p-STAT5 FLT3 phosphorylation analyzed by WES. C) Compound Pulse Chase. MV-4-11 cells were Cell 80 - small molecule inhibitor of FLT3 with best-in-class potential, given its efficacy, 40 treated with BMF-500 (3nM), Gilteritinib (3 nM and 50nM) or vehicle control for 3hrs after which the % 90 - t-STAT5 durability, and selectivity in comparison to an existing FLT3 inhibitor. compound was either washed out (pink) or the incubation continued in the presence of drug (black). 20 80 -Viable cell count was measured at the end of Day 4 by CTG readout and % cell killing calculated 0 relative to vehicle-treated control. In addition, effects on phosphorylated and total protein levels for Gilteritinib-3nM Gilteritinib-50nM BMF-500-3nM 116 - vinculin Potent Target Inhibition FLT3, ERK and STAT5 were measured by immunoblot at the end of 3 hrs pulse and at 24 hrs. A Figure .. 1. In Vivo Efficacy in Mouse Xenograft Models Potent Cell-Based Activity in AML Cell Lines with FLT3 Mutations Figure 3. C. Overall Survival MOLM-13 D. Individual Tumor Volume MV-4-11 A. Subcutaneous MOLM-13 Xenograft Model B. Subcutaneous MV-4-11 Xenograft Model Xenograft Model Xenograft Model 100 4000 2500 2400 3 ) 3500 2000 Survival Vehicle PO,QD x 28 (mm 2000 Gilteritinib 6 mg/kg,PO,QD x 28 Gilteritinib 10mg/kg,PO,QD x 28 BMF-500 5 mg/kg,PO,BID x 28 ) 1600 of 1500 BMF-500 15 mg/kg,PO,BID x 28 ) BMF-500 30 mg/kg,PO,BID x 28 3 3000 3 50 BMF-500 50 mg/kg,PO,BID x 8, 1200 BMF-500 60mg/kg,PO,QD x 28 volume 1000 QD from D9 to D28 (mm 2500 (mm 800 No treatment Probability Tumor 500 2000 400 0 0 1500 300 0 7 14 21 282758275827582758 y y y y y y y y Volume volume a a a a a a a a D D D D D D D D Days 1000 200 Figure 3. Efficacy of BMF-500 in subcutaneous AML xenograft models. Female nude mice bearing MOLM-13 (A), or MV-4-11 (B), xenograft tumors were dosed with BMF-500, gilteritinib or vehicle control for 28 days, and Compound MV-4-11 MOLM-13 Tumor 500 Tumor 100 tumor volume was measured through the dosing phase and beyond. Vertical dotted line indicates termination of ID IC (nM) IC (nM) dosing (day 28). Data points represent group mean tumor volume. Error bars represent standard error of the mean 50 50 0 0 (SEM). C.) Overall Survival MOLM-13 Xenograft Model. Kaplan-Meier probability of survival of female nude mice BMF-500 0.03 0.30 Treatment Period (28-days) Treatment Period (28-days) bearing MOLM-13 xenograft. D.) Individual Tumor Volume MV-4-11 Xenograft Model. Individual tumor volume trace of female nude mice bearing MV-4-11 xenograft model. Gilteritinib 1.7 6.5 0 7 14 21 28 0 7 14 21 28 35 42 49 56 63 Days post treatment initiation (day) Days post treatment initiation (day) Conclusion Potent Coverage of FLT3 Inhibitor Resistance Mutations Ve PO, x 2 BMF-500 30 mg/kg,PO,BID x 28 Vehicle PO,BID x 28 BMF-500 15 mg/kg,PO,BID x 28 Vehicle PO,QD x 28 The covalent small molecule inhibitor BMF-500 exhibits potent inhibition of FLT3 Gilteritinib 6 mg/kg,PO,QD x 28 BMF-500 50 mg/kg,PO,BID x 8, QD from D9 to D28 B. NanoBRET Target Engagement Assay, IC (nM) Gilteritinib 10mg/kg,PO,QD x 28 BMF-500 60mg/kg,PO,QD x 28 receptor kinase and excellent cell killing in FLT3-ITD AML cell lines. 50 BMF-500 5 mg/kg,PO,BID x 28 Transformed cells expressing key FLT3 inhibitor resistance variants, including D835Y/V/H FLT3 FLT3 FLT3 FLT3 activation loop and F691L gatekeeper point mutations show high sensitivity to BMF-500, Cmpd ID High Selectivity WT (D835H) (D835V) (D835Y) Figure 4. highlighting a clear differentiation to gilteritinib. BMF-500 0.31 0.18 0.22 0.25 B. 5-Day Cytotoxicity Profile A. Kinase Profile Covalent modification of FLT3 by BMF-500 leads to constitutive on-target inhibition of Cell Line Tumor Type BMF-500 Gilteritinib Cell Line Tumor Type BMF-500 Gilteritinib phospho-FLT3 and its down-stream signaling in a dose dependent manner in the target Gilteritinib 23.4 1.45 1.1 1.4 BMF-500 @ 50 nM Gilteritinib @ 50 nM 4 Interactions Mapped 11 Interactions Mapped cell. SW684 Fibrosarcoma >1 >1 MCF7 Adenocarcinoma >1 >1 C. FLT3 Inhibitor Resistance Mutations Coverage, IC50 (nM) A549 NSCLC >1 0.278 MV-4-11 Leukemia (acute myelomonocytic <0.001 0.003 In MV-4-11 cells, 3-hour exposure followed by washout of BMF-500 was sufficient to produce longer duration of response and greater cell killing that outperformed BV-173 Leukemia (CML) >1 0.740 RS4;11 Leukemia (acute lymphoblastic) >1 0.233 FLT3-ITD- FLT3-ITD- continuous exposure of gilteritinib at 3 nM. Cmpd ID FLT3-ITD CGTH-W-1 Carcinoma, metastatic >1 0.455 SaOS2 Osteosarcoma >1 0.236 D835Y F691L BMF-500 demonstrates antitumor activity with sustained tumor regression, improved Daudi Burkitt’s lymphoma >1 >1 SK-N-AS Neuroblastoma >1 >1 BMF-500 2 nM 5 nM 7 nM survival and is well tolerated with body weight maintenance across treatment groups in HCT-116 Carcinoma >1 >1 SKOV3 Adenocarcinoma >1 0.804 two preclinical mouse xenograft models. Gilteritinib 7 nM 19 nM 98 nM Jurkat Acute T-cell leukemia >1 0.947 Thp1 Leukemia (acute monocytic) >1 >1 The kinase profile of BMF-500 revealed high target selectivity and selective cytotoxicity Leukemia, acute profile against a panel of non-target cancer cell lines suggesting minimal off target Figure 1. A.) Potent Cell-Based Activity in AML Cell Lines with FLT3 Mutations. Potency of HL-60 >1 0.445 WiDr Colorectal adenocarcinoma >1 0.268 promyelocytic BMF-500 and gilteritinib against FLT3 (WT) and FLT3-ITD enzyme-based biochemical assay (left) liabilities. and cell-based 4-day CTG readout using MV-4-11 and MOLM-13 (right) cell lines. Representative LS411N Carcinoma, Duke’s type B >1 >1 CCRFCEM Leukemia (acute lymphoblastic) >1 >1 Figure 4A. Kinase Profile. Map of the human kinome is dose response curves are shown for MV4-11 and MOLM-13 cell killing. B.) NanoBRET Target shown for 169 kinases for BMF-500 (left) and gilteritinib RL95-2 Carcinoma >1 0.868 References Engagement Assay, IC (nM). C.) FLT3 Inhibitor Resistance Mutations Coverage, IC (nM). MOLT-4 Leukemia (ALL) >1 >1 50 50 (right) as profiled against a panel of 169 kinases at 50 nM Transformed cells expressing wild-type (WT), FLT3 D835H/V/Y variants, FLT-ITD, FLT-ITD-D835Y, top concentration (>100x target IC of BMF-500). The red Figure 4B. 5-Day Cytotoxicity Profile. BMF-500 and gilteritinib were profiled against a panel of 20 cancer cell lines in a 5-day cell viability assay, using CTG ? Carow, CE., Levenstein, M., Kaufmann, SH. et al. Expression of the hematopoietic growth factor receptor FLT3 (STK-1/Flk2) in human leukemias. Blood (1996) 87(3):1089–96. and FLT3-ITD-F691L mutations were profiled via NanoBRET target engagement and Ba/F3 cell- 50? Papaemmanuil, E., Gerstung, M., Bullinger, L. et al. Genomic Classification and Prognosis in Acute Myeloid Leukemia. N Engl J Med (2016) 374(23):2209–21. circles denote inhibition of activity greater with size scale readout. Top concentration tested was 1 M. IC values are listed. Cell lines represent different tumor tissue types as indicated. MV-4-11 was the only cell line ? Gilliland DG, Griffin JD. The roles of FLT3 in hematopoiesis and leukemia. Blood (2002) 100(5):1532–42. based assays, respectively. 50? Dohner H, Weisdorf DJ, Bloomfield CD. Acute Myeloid Leukemia. N Engl J Med (2015) 373(12):1136–52. as shown in legend. in the panel known to h arbor a FLT3 activating mutation (FLT3-ITD). ? Kennedy, VE., Smith, CC. FLT3 Mutations in Acute Myeloid Leukemia: Key Concepts and Emerging Controversies. Front Oncol. 2020 Dec 23;10:612880.